UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 28, 2024

THE BOEING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-442	91-0425694
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

929 Long Bridge Drive, Arlington, VA	22202
(Address of principal executive offices)	(Zip Code)

(703) 465-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 Par Value	BA	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 6.00% Series A Mandatory Convertible Preferred Stock, $1.00 Par Value	BA-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 28, 2024, The Boeing Company (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as the representatives (the “Representatives”) of the underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell 100,000,000 depositary shares (the “Depositary Shares”), each representing a 1/20th interest in a share of 6.00% Series A Mandatory Convertible Preferred Stock, liquidation preference $1,000.00 per share, par value $1.00 per share (the “Preferred Stock” and such offering, the “Depositary Shares Offering”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 15,000,000 Depositary Shares, solely to cover over-allotments. On October 29, 2024, the Underwriters exercised this option in full.

The Depositary Shares Offering closed on October 31, 2024. A validity opinion issued by the Company’s counsel with respect to the Depositary Shares sold in the Depositary Shares Offering and the Preferred Stock underlying such Depositary Shares is filed as Exhibit 5.1 hereto.

The Depositary Shares Offering was made pursuant to a shelf registration statement on Form S-3 initially filed with the Securities and Exchange Commission (the “SEC”) on October 15, 2024 (Registration No. 333-282628), a base prospectus, dated October 22, 2024, included as part of the registration statement and a prospectus supplement, dated October 28, 2024 and filed with the SEC on October 29, 2024.

In connection with the Depositary Shares Offering, the Company filed a certificate of designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware, including a form of certificate for the Preferred Stock (the “Form of Certificate”), to establish the preferences, limitations, and relative rights of the Preferred Stock. The Certificate of Designations became effective upon filing.

In connection with the Depositary Shares Offering, the Company entered into a deposit agreement (the “Deposit Agreement”), dated October 31, 2024, by and among the Company, Computershare Inc. and Computershare Trust Company, N.A., acting jointly as depositary (the “Depositary”), and the holders from time to time of the depositary receipts (the “Depositary Receipts”), a form of which is included therein (the “Form of Depositary Receipt”). The Deposit Agreement provides for the deposit of shares of the Preferred Stock from time to time with the Depositary and for the issuance of Depositary Receipts evidencing Depositary Shares in respect of the deposited Preferred Stock.

The foregoing descriptions of the terms of the Underwriting Agreement, Certificate of Designations, Form of Certificate, Deposit Agreement and Form of Depositary Receipt are qualified in their entirety by reference to the Underwriting Agreement, Certificate of Designations, Form of Certificate, Deposit Agreement and Form of Depositary Receipt, a copy of each of which is filed as Exhibit 1.1, 3.1, 4.1, 4.2 and 4.3, respectively, hereto and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On October 31, 2024, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Preferred Stock. The Certificate of Designations became effective upon filing.

Subject to certain exceptions, so long as any share of Preferred Stock remains outstanding, no dividend or distribution will be declared or paid on the common stock, par value $5.00 per share, of the Company (the “Common Stock”) or any other shares of junior stock, and no Common Stock or other junior stock or parity stock will be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Company or any of its subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum or number of shares of Common Stock have been set apart for the payment of such dividends upon, all outstanding shares of Preferred Stock.

Holders of the Depositary Shares will be entitled to a proportional fractional interest in the rights and preferences of the Preferred Stock, including conversion, dividend, liquidation and voting rights, subject to the provisions of the Deposit Agreement. The Preferred Stock will accumulate dividends (which may be paid in cash or, subject to certain limitations, in shares of Common Stock or in any combination of cash and Common Stock) at a rate per annum equal to 6.00% on the liquidation preference thereof, which is $1,000 per share, payable when, as and if declared by the Company’s board of directors (or an authorized committee thereof), on January 15, April 15, July 15 and October 15 of each year, beginning on January 15, 2025 and ending on, and including, October 15, 2027. Unless earlier converted, each outstanding share of Preferred Stock will automatically convert for settlement on or about October 15, 2027, into between 5.8280 and 6.9940 shares of Common Stock (and, correspondingly, each Depositary Share will automatically convert into between 0.2914 and 0.3497 shares of Common Stock), subject to customary anti-dilution adjustments, determined based on the average volume-weighted average price of the Common Stock over the 20 consecutive trading day period beginning on, and including, the 21st scheduled trading day prior to October 15, 2027. Other than during a fundamental change conversion period (as defined in the Certificate of Designations), at any time prior to the mandatory conversion settlement date, a holder of 20 Depositary Shares may cause the Depositary to convert one share of Preferred Stock, on such holder’s behalf, into a number of shares of Common Stock equal to the minimum conversion rate of 5.8280, subject to certain anti-dilution and other adjustments.

In addition, in the event of our voluntary or involuntary liquidation, winding-up or dissolution, each holder of Preferred Stock will be entitled to receive a liquidation preference in the amount of $1,000 per share of the Preferred Stock, plus an amount equal to accumulated and unpaid dividends on the shares to, but excluding, the date fixed for liquidation, winding-up or dissolution to be paid out of the Company’s assets available for distribution to the Company’s shareholders, after satisfaction of liabilities to the Company’s creditors and holders of any senior stock and before any payment or distribution is made to holders of junior stock, including the Common Stock.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 28, 2024, among The Boeing Company and Goldman Sachs & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several purchasers with respect to the Depositary Shares Offering

3.1	Certificate of Designations, filed with the Secretary of State of the State of Delaware and effective October 31, 2024

4.1	Form of Certificate for the 6.00% Series A Mandatory Convertible Preferred Stock (included as Exhibit A to Exhibit 3.1)

4.2	Deposit Agreement, dated as of October 31, 2024, among The Boeing Company, Computershare Inc. and Computershare Trust Company, N.A., acting jointly as Depositary, and the holders from time to time of the depositary receipts described therein

4.3	Form of Depositary Receipt for the Depositary Shares (included as Exhibit A to Exhibit 4.2)

5.1	Opinion of Kirkland & Ellis LLP

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY
(Registrant)

October 31, 2024	/s/ John C. Demers
(Date)	John C. Demers

Vice President, Assistant General Counsel and Corporate Secretary